October 20, 2006

DREYFUS PREMIER OPPORTUNITY FUNDS -DREYFUS PREMIER CONSUMER FUND -DREYFUS PREMIER FINANCIAL SERVICES FUND

Supplement to Current Prospectus

At a meeting of the Board of Trustees of Dreyfus Premier Opportunity Funds, on behalf of Dreyfus Premier Consumer Fund and Dreyfus Premier Financial Services Fund (the "Funds"), held on October 19, 2006, the Board approved the liquidation of the Funds effective on or about December 6, 2006 (the "Liquidation Date"). Accordingly, effective on or about November 3, 2006, no new or subsequent investments in the Funds will be permitted.

In addition, effective on or about October 20, 2006, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Funds will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.